SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                   -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                  June 19, 2001
                    ----------------------------------------


                              THERMO FIBERTEK INC.
             (Exact name of Registrant as specified in its charter)


Delaware                        1-11406                           52-1762325
--------------------------------------------------------------------------------
(State or other                (Commission                   (I.R.S. Employer
jurisdiction of                File Number)              Identification Number)
incorporation or
organization)


245 Winter Street
Waltham, Massachusetts                                                    02451
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


                                 (781) 622-1000
                         (Registrant's telephone number
                              including area code)

     This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Risk Factors" in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 30, 2000. . Item

5. Other Events

     On June 19, 2001, the Registrant issued a press release, attached hereto as
Exhibit 99, regarding certain corporate transactions affecting the Registrant.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          -------------------------------------------------------------------

          (a)  Financial Statements of Business Acquired: not applicable.

          (b)  Pro Forma Financial Information: not applicable.

          (c)  Exhibits:

               99   Press Release dated June 19, 2001.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 19th day of June, 2001.



                                        THERMO FIBERTEK INC.


                                        By:   /s/ Kenneth J. Apicerno
                                              ------------------------------
                                              Kenneth J. Apicerno
                                              Treasurer

                                                                      Exhibit 99

                  Thermo Fibertek Announces Effective Date for
                       Name Change and Reverse Stock Split


WALTHAM, Mass., June 19, 2001 - Thermo Fibertek Inc. (ASE:TFT) announced that it will officially change its name to Kadant Inc. on Thursday, July 12, 2001, at 9 a.m. EDT. At that time, Kadant will begin trading under the ticker symbol "KAI" on the American Stock Exchange.

     At the same time, the company expects to complete a one-for-five reverse split of its common stock. Every five shares of common stock outstanding and held by Thermo Fibertek shareholders as of the close of business on July 11, 2001, will be converted into one share of Kadant common stock at 9 a.m. EDT on Thursday, July 12, 2001. Thermo Fibertek shareholders approved the filing of the amendment to effect the name change and reverse stock split at the company's annual meeting of shareholders held on May 15, 2001.

     "We are taking these actions to prepare for our spinoff from Thermo Electron as a stand-alone business," said William A. Rainville, president and chief executive officer. "Changing our name to Kadant marks the start of building a new identity as an independent company. Although you won't find "kadant" in a dictionary, to me it represents our strength, originality, and drive to move forward. Our intent with the reverse stock split is to allow more efficient trading and permit a larger number of institutions to own or make a market for our shares. Together, these changes will help us meet our objectives for maximizing future value to our customers, employees, and shareholders."

     Shortly after the effective date of the reverse stock split, shareholders holding certificates for their shares will be contacted by the company's transfer agent, American Stock Transfer & Trust Company, with instructions on exchanging their certificates for new post-split certificates. Shareholders should not submit their stock certificates to the transfer agent until they have received these materials.

     The spinoff of Thermo Fibertek is part of a major reorganization plan allowing Thermo Electron to focus on its core instruments business. Thermo Electron expects to complete the distribution of Thermo Fibertek/Kadant shares as a dividend to Thermo Electron shareholders during the third quarter of 2001.

     Thermo Fibertek Inc. develops, manufactures, and markets a range of equipment and products for the domestic and international papermaking and paper recycling industries, including de-inking systems, stock-preparation equipment, water-management systems, and accessories. Through its majority-owned Thermo Fibergen subsidiary, the company also develops and commercializes composite building materials produced from natural fiber and recycled plastic. Thermo Fibertek is a public subsidiary of Thermo Electron Corporation. More information is available at www.thermofibertek.com.

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to the company's annual report on Form 10-K for the year ended December 30, 2000. These include risks and uncertainties relating to: the company's dependence on the paper industry and pulp and paper prices, international operations, competition, ability to enter the composites market, dependence on patents and proprietary rights, acquisition strategy, fluctuations in quarterly operating results, and the proposed spinoff of the company.

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